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              CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights" and "General Information -
Independent Auditors" and to the use of our report dated
January 30, 1998 in this Registration Statement (Form N-1A
33-18647 and 811-5398) of Alliance Variable Products Series
Fund, Inc.


                                  /s/ ERNST & YOUNG LLP


New York, New York
November 2, 1998

































00250292.BP3